Dreyfus
LifeTime Portfolios, Inc.


A series of asset management portfolios
for a range of investor needs




PROSPECTUS February 1, 2002
As revised, June 10, 2002




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.





[PAGE]






                                          Contents

                                          THE PORTFOLIOS
                      ----------------------------------------
Each portfolio's investment approach, risks, performance, expenses and related information

                                       1  Introduction

                                        2 Income Portfolio

                                        6 Growth and Income Portfolio

                                       10 Growth Portfolio

                                       14 Management

                                       15 Financial Highlights

                                          YOUR INVESTMENT
                      ------------------------------------------
Information for managing your fund account

                                       21 Account Policies

                                       22 Distributions and Taxes

                                       23 Services for Fund Investors

                                       24 Instructions for Regular Accounts

                                       25 Instructions for IRAs

                                          FOR MORE INFORMATION
                      -------------------------------------------------
Where to learn more about this and other Dreyfus funds

                                          Back Cover

[PAGE]


The Portfolios

Typical portfolio allocations

MORE CONSERVATIVE

Cash 10.0%

Bonds  67.5%

Stocks  22.5%

INCOME PORTFOLIO

Stocks  50%

Bonds  50%

GROWTH AND INCOME PORTFOLIO

Stocks  80%

Bonds 20%

GROWTH PORTFOLIO

MORE AGGRESSIVE



INTRODUCTION

Dreyfus LifeTime Portfolios, Inc. consists of three separate portfolios offering a range of investment approaches: from more conservative to moderate to more aggressive.

While all of the portfolios typically invest in stocks and bonds, each one allocates its assets among those investments in a distinct way. The portfolios use the allocations shown at left as a point of reference in making their management decisions. The actual makeup of each portfolio will vary over time, as the portfolio manager adjusts the asset mix in an effort to take advantage of misvaluations.

In deciding when and how much of a portfolio's assets to shift among asset classes, the portfolio manager uses proprietary computer models to assess the relative value of stock and bond prices across different markets.

In selecting securities for each portfolio, the manager attempts to approximate the investment characteristics of designated benchmark indexes with respect to each asset class, but with expected returns that exceed the benchmark. The portfolio manager may actively select stocks or bonds after considering variables including price/earnings ratios, interest rate levels and the yield curve slope. To efficiently maintain exposure to selected asset class benchmarks, the portfolios also may use futures contracts as a substitute for holding the securities that make up the relevant benchmark index.

In choosing among the portfolios, your decision may depend on your goals, time frame and risk tolerance. All portfolios offer a diversified investment mix and the asset allocation expertise of a professional portfolio manager.

INFORMATION ON EACH PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Introduction







1

                                                                Income Portfolio
                                     -------------------------------------------
                                    Ticker Symbols:        Investor shares DLIXX
                                                         Restricted shares DLIRX

GOAL/APPROACH

The portfolio seeks maximum current income. Capital appreciation is a secondary goal. To pursue these goals, it typically invests in a mix of bonds, stocks and money market instruments, all of which are U.S. securities. Normally, the portfolio's asset mix is approximately 67.5% in investment grade bonds (or the unrated equivalent as determined by Dreyfus), 22.5% in stocks of large companies (those whose total market value is more than $1.4 billion) and 10% in cash.

The portfolio manager selects securities from each asset class for the portfolio which, in the aggregate, have approximately the same investment characteristics as those of the Lehman Brothers Intermediate Government/Credit Index for the portfolio's bond investments and the S&P 500((reg.tm)) Index for its stock investments, with expected returns equal to or better than that of the benchmark index. The Lehman Brothers Intermediate Government/Credit Index is composed of approximately 5,000 fixed-income securities, including investment grade corporate bonds and U.S. government securities, with average outstanding market values of more than $600 million and maturities of less than 10 years and greater than one year. The S&P 500 Index is composed of 500 stocks, most of which are large-cap stocks listed on the New York Stock Exchange. The portfolio may invest directly in securities comprising the relevant index or use derivatives whose performance is tied to the benchmark index.




Concepts to understand

BOND RATING: a ranking of a bond's quality, based on its ability to pay interest and repay principal. Bonds are rated from a high of AAA or Aaa (highly unlikely to default) through a low of D (companies already in default).

INVESTMENT GRADE BONDS: bonds rated BBB or Baa or above by nationally recognized rating agencies are considered investment grade.




2

MAIN RISKS

Because bonds and stocks fluctuate in price, the value of your investment in the portfolio will go up and down, and you could lose money.

Prices of bonds tend to move inversely with changes in interest rates. Bond prices also may be hurt by declines in the financial condition of the issuer. Stocks, while typically a smaller portion of the portfolio, tend to be more volatile than bonds, and could cause sudden drops in share price.

The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the portfolio will be affected by its asset allocation. The portfolio's performance may be lower than that of stock-oriented investments during periods when stocks outperform bonds.

Under adverse market conditions, the portfolio could invest more than 10% of its net assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any market upswing. During such periods, the portfolio may not achieve its investment objectives.

The portfolio, at times, may invest in derivative securities, such as options and futures, primarily to provide an efficient means of achieving the portfolio's target exposure to an asset class; however, such practices sometimes may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the portfolio's performance.



Other potential risks

The portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the portfolio's gains or losses.

The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

                                                        Income Portfolio       3





INCOME PORTFOLIO (CONTINUED)

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's Investor shares performance from year to year. The table compares the portfolio's average annual total return for each share class to that of the Lehman Brothers Intermediate Government/Credit Index, a widely recognized unmanaged index of bond market performance, and a customized blended index prepared by Dreyfus*. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.


--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

INVESTOR SHARES



                                6.84    11.85   11.74   3.78    4.21    2.82
92      93      94      95      96      97      98      99      00      01


BEST QUARTER:                    Q2 '97                        +5.78%

WORST QUARTER:                   Q3 '99                        -0.73%


THE FUND'S YEAR-TO-DATE TOTAL RETURN FOR INVESTOR SHARES AS OF 3/31/02 WAS
-0.64%.



Average annual total returns AS OF 12/31/01

                                                                                                                  Since
                                                                                                                inception
                                                            1 Year                     5 Years                   (3/31/95)
------------------------------------------------------------------------------------------------------------------------------------


INVESTOR SHARES                                              2.82%                      6.80%                     7.79%

RESTRICTED SHARES                                            3.13%                      7.09%                     8.07%


LEHMAN BROTHERS
INTERMEDIATE
GOVERNMENT/CREDIT
INDEX                                                        8.96%                      7.10%                     7.40%

CUSTOMIZED
BLENDED INDEX                                                3.82%                      8.07%                     9.17%

*    THE CUSTOMIZED  BLENDED INDEX COMBINES THE PERFORMANCE OF SEVERAL UNMANAGED
     INDEXES IN WEIGHTS  REFLECTING THE BASELINE  PERCENTAGES OF THE PORTFOLIO'S
     INVESTMENT IN STOCKS AND BONDS.




What this portfolio is -- and isn't

This portfolio is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goals, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

4





EXPENSES

As an investor, you pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                  Investor       Restricted
                                                   shares          shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fee                                      0.60%             0.60%

Shareholder services fee                            0.25%              none

Other expenses                                      0.18%             0.14%
--------------------------------------------------------------------------------

TOTAL                                               1.03%             0.74%
--------------------------------------------------------------------------------


Expense example

                                                  1 Year              3 Years               5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                   $105                $328                  $569                 $1,259

RESTRICTED SHARES                                 $76                 $237                  $411                 $918


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.




Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of its operations.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                        Income Portfolio       5





                                                     Growth and Income Portfolio
                                     -------------------------------------------
                                    Ticker Symbols:        Investor shares DGIIX
                                                         Restricted shares DGIRX

GOAL/APPROACH

The portfolio seeks maximum total return (capital appreciation plus current income). To pursue this goal, it typically invests in a mix of stocks and bonds. The portfolio's typical asset mix is 50% in stocks and 50% in investment grade bonds (or the unrated equivalent as determined by Dreyfus). Depending on market and economic conditions, the actual mix of stocks to bonds may range from 35% /65% to 65%/35%. The portfolio may invest up to 15% of its net assets in foreign securities.

In allocating assets between stocks and bonds, the portfolio manager assesses the relative return and risk of each asset class using a model which analyzes several factors, including interest-rate-adjusted price/earnings ratio, the valuation and volatility levels of stocks relative to bonds, and other economic factors, such as interest rates.

The portfolio typically invests approximately 80% of its stock allocation in stocks of large-capitalization companies (those whose total market value is more than $1.4 billion) and the remaining 20% in stocks of small-capitalization companies.

The large-cap equity component of the portfolio is actively managed. In choosing these stocks, the manager seeks those that appear likely to show above-average, long-term appreciation, as well as those that appear undervalued. Sector allocations for large-cap investments will generally mirror the allocations of the S&P 500((reg.tm)). The small-cap and foreign equity components and, typically, the bond components of the portfolio are not actively managed and are constructed to approximate the investment characteristics of the specified indexes as follows:

*    small-cap equity -- Russell 2000 Index

*    foreign equity -- Morgan Stanley EAFE Inde

*    domestic bond -- Lehman Brothers Intermediate Government/Credit Index

*    foreign bond -- J.P. Morgan Non-U.S. Government Bond Index




Concepts to understand

GROWTH AND INCOME INVESTING: a management style that seeks some long-term growth, but also includes income-producing investments such as bonds. Bond investments tend to reduce the portfolio's volatility in several ways: their market movements can at times offset those of stocks, their income stream adds to performance throughout the market cycle, and they tend to be less risky than stocks.

6





MAIN RISKS

Because stocks and bonds fluctuate in price, the value of your investment in the portfolio will go up and down, and you could lose money.

The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the portfolio will be affected by its asset allocation. If the manager favors an asset class during a period when that asset class underperforms, the portfolio's performance may be hurt.

The portfolio's stock investments could cause sudden drops in share price or contribute to long-term underperformance. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the fund's ability to sell these securities when the manager deems it appropriate. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

Some of the fund's investments will rise and fall based on investor perception rather than economics. Some investments in small or midsize companies are made in anticipation of future products and services whose delay or cancellation could cause the stock price to drop.

Prices of bonds tend to move inversely with changes in interest rates. Bond prices also may be hurt by declines in the financial condition of the issuer.

Foreign stocks and bonds involve special risks, such as exposure to currency fluctuations, economic and political instability, and potentially less liquidity.

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any market upswing. During such periods, the portfolio may not achieve its investment objective.

The portfolio, at times, may invest in derivative securities, such as options and futures, primarily to provide an efficient means of achieving the portfolio's target exposure to an asset class; however, such practices sometimes may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the portfolio's performance.



Other potential risks

The portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the portfolio's gains or losses.

The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

                                             Growth and Income Portfolio       7





GROWTH AND INCOME PORTFOLIO (CONTINUED)

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's Investor shares performance from year to year. The table compares the portfolio's average annual total return for each share class to that of the S&P 500, a widely recognized unmanaged index of stock market performance, and a customized blended index prepared by Dreyfus*. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.


--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

INVESTOR SHARES

                               16.54   20.42   17.47   6.74    0.60    -4.97
92      93     94      95      96      97      98      99      00      01


BEST QUARTER:                    Q4 '98                       +12.32%

WORST QUARTER:                   Q3 '01                        -9.57%


THE FUND'S YEAR-TO-DATE TOTAL RETURN FOR INVESTOR SHARES AS OF 3/31/02
WAS 0.00%.



Average annual total returns AS OF 12/31/01

                                                                                                                   Since
                                                                                                                 inception
                                                            1 Year                     5 Years                   (3/31/95)
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                             -4.97%                      7.62%                     10.86%

RESTRICTED SHARES                                           -4.70%                      7.88%                     10.90%

S&P 500                                                    -11.88%                     10.70%                     14.96%

CUSTOMIZED
BLENDED INDEX                                               -0.57%                      8.94%                     11.07%

*    THE CUSTOMIZED  BLENDED INDEX COMBINES THE PERFORMANCE OF SEVERAL UNMANAGED
     INDEXES IN WEIGHTS  REFLECTING THE BASELINE  PERCENTAGES OF THE PORTFOLIO'S
     INVESTMENT IN DOMESTIC AND FOREIGN STOCKS AND BONDS.




What this portfolio is -- and isn't

This portfolio is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.




8

EXPENSES

As an investor, you pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                   Investor       Restricted
                                                    shares          shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fee                                        0.75%            0.75%

Shareholder services fee                              0.25%             none

Other expenses                                        0.13%            0.09%
--------------------------------------------------------------------------------

TOTAL                                                 1.13%            0.84%
--------------------------------------------------------------------------------

Expense example

                                                1 Year              3 Years               5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                   $115                $359                 $622                  $1,375

RESTRICTED SHARES                                  $86                $268                 $466                  $1,037


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.




Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of its operations.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                             Growth and Income Portfolio       9






                                                                Growth Portfolio
                                     -------------------------------------------
                                    Ticker Symbols:        Investor shares DLGIX
                                                         Restricted shares DLGRX

GOAL/APPROACH

The portfolio seeks capital appreciation. To pursue this goal, it typically invests in a mix of stocks and investment grade bonds (including the unrated equivalent as determined by Dreyfus). The portfolio typically invests at least 80% of its assets in stocks. However, depending on market and economic conditions, the portfolio's actual mix of stocks to bonds could range to 65% of its assets in stocks and 35% of its assets in bonds. The portfolio may invest up to 25% of its net assets in foreign securities.

In allocating assets between stocks and bonds, the portfolio manager assesses the relative return and risk of each asset class using a model which analyzes several factors, including interest-rate-adjusted price/earnings ratio, the valuation and volatility levels of stocks relative to bonds, and other economic factors, such as interest rates.

The portfolio typically invests approximately 80% of its stock allocation in stocks of large-capitalization companies (those whose total market value is more than $1.4 billion) and the remaining 20% in stocks of small-capitalization companies.


The large-cap equity component of the portfolio is actively managed. In choosing these stocks, the manager seeks those that appear likely to show above-average, long-term appreciation, as well as those that appear undervalued. Sector allocations for large-cap investments will generally mirror the allocations of the S&P 500. The small-cap and foreign equity components and, typically, the bond components of the portfolio are not actively managed and are constructed to approximate the investment characteristics of the specified indexes as follows:

*    small-cap equity -- Russell 2000 Index

*    foreign equity -- Morgan Stanley EAFE Inde

*    domestic bond -- Lehman Brothers Intermediate Government/Credit Index

*    foreign bond -- J.P. Morgan Non-U.S. Government Bond Index



Concepts to understand

LARGE COMPANIES: established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.




10


MAIN RISKS

Because stocks and bonds fluctuate in price, the value of your investment in the portfolio will go up and down, and you could lose money.

The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the portfolio's performance will be affected by its asset allocation. If the manager favors an asset class during a period when that asset class underperforms, the portfolio's performance may be hurt. The portfolio's performance may be lower than that of more bond-oriented investments during periods when bonds outperform stocks.

The portfolio's stock investments could cause sudden drops in share price or contribute to long-term underperformance. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the fund's ability to sell these securities when the manager deems it appropriate. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

Some of the fund's investments will rise and fall based on investor perception rather than economics. Some investments in small or midsize companies are made in anticipation of future products and services whose delay or cancellation could cause the stock price to drop.

Prices of bonds tend to move inversely with changes in interest rates. Bond prices also may be hurt by declines in the financial condition of the issuer.

Foreign stocks and bonds involve special risks, such as exposure to currency fluctuations, economic and political instability, and potentially less liquidity.

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any market upswing. During such periods, the portfolio may not achieve its investment objective.

The portfolio, at times, may invest in derivative securities, such as options and futures, primarily to provide an efficient means of achieving the portfolio's target exposure to an asset class; however, such practices sometimes may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the portfolio's performance.



Other potential risks

The portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the portfolio's gains or losses.

The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

                                                            Growth Portfolio  11





GROWTH PORTFOLIO (CONTINUED)

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's Investor shares performance from year to year. The table compares the portfolio's average annual total return for each share class to that of the S&P 500, a widely recognized unmanaged index of stock market performance, and a customized blended index prepared by Dreyfus*. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.


--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

INVESTOR SHARES


                               21.30   26.98   20.94   14.33   -5.78   -12.40
92      93     94      95      96      97      98      99      00      01



BEST QUARTER:                    Q4 '98                       +18.43%

WORST QUARTER:                   Q3 '01                       -16.89%


THE FUND'S YEAR-TO-DATE TOTAL RETURN FOR INVESTOR SHARES AS OF 3/31/02
WAS 0.29%.


Average annual total returns AS OF 12/31/01

                                                                                                                  Since
                                                                                                                inception
                                                            1 Year                     5 Years                   (3/31/95)
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                             -12.40%                     7.70%                     12.31%

RESTRICTED SHARES                                            -12.07%                    8.00%                     12.59%

S&P 500                                                      -11.88%                   10.70%                     14.96%

CUSTOMIZED
BLENDED INDEX                                                 -5.84%                    9.60%                     12.73%

*    THE CUSTOMIZED  BLENDED INDEX COMBINES THE PERFORMANCE OF SEVERAL UNMANAGED
     INDEXES IN WEIGHTS  REFLECTING THE BASELINE  PERCENTAGES OF THE PORTFOLIO'S
     INVESTMENT IN DOMESTIC AND FOREIGN STOCKS AND BONDS.




What this portfolio is -- and isn't

This portfolio is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.





12

EXPENSES

As an investor, you pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                  Investor       Restricted
                                                   shares          shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fee                                      0.75%             0.75%

Shareholder services fee                            0.25%              none

Other expenses                                      0.20%             0.18%
--------------------------------------------------------------------------------

TOTAL                                               1.20%             0.93%
--------------------------------------------------------------------------------

Expense example

                                                  1 Year              3 Years               5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                   $122                 $381                  $660                  $1,455

RESTRICTED SHARES                                 $95                  $296                  $515                  $1,143

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of its operations.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                            Growth Portfolio  13




MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $194 billion in over 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at an annual rate of 0.60% of the Income Portfolio's average daily net assets, 0.75% of the Growth and Income Portfolio's average daily net assets, and 0.75% of the Growth Portfolio's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $610 billion under management. Mellon provides financial services for institutions, corporations and individuals offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, Mellon Equity Associates, 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as each portfolio's sub-investment adviser. Mellon Equity provides advisory assistance and research and the day-to-day management of each portfolio's investments. As of December 31, 2001, Mellon Equity managed approximately $23 billion of assets and served as investment adviser for five other investment companies.

Steven A. Falci is the primary portfolio manager for each portfolio, a position he has held since the fund's inception. Since April 1994, Mr. Falci has been employed by Mellon Equity Associates, each portfolio's sub-investment adviser and an affiliate of Dreyfus.

The fund, Dreyfus, Mellon Equity and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.



14

FINANCIAL HIGHLIGHTS

Income Portfolio


The following two tables describe the performance of each share class of the Income Portfolio for the fiscal periods indicated. "Total return" shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.



                                                                                        YEAR ENDED SEPTEMBER 30,
 INVESTOR SHARES                                                           2001        2000       1999        1998       1997(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                       13.37       13.53      13.74       14.01       13.39

 Investment operations:  Investment income -- net                           .70(2)      .70(2)     .60(2)        .65         .72

                         Net realized and unrealized gain
                         (loss) on investments                              (.45)         .12        .13         .49         .95

 Total from investment operations                                             .25         .82        .73        1.14        1.67

 Distributions:          Dividends from investment income -- net            (.67)       (.60)      (.61)       (.70)       (.62)

                         Dividends from net realized gain
                         on investments                                        --       (.38)      (.33)       (.71)       (.43)

 Total distributions                                                        (.67)       (.98)      (.94)      (1.41)      (1.05)

 Net asset value, end of period                                             12.95       13.37      13.53       13.74       14.01

 Total return (%)                                                            1.96        6.35       5.44        8.92       13.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                 1.03        1.05       1.07        1.13         .97

 Ratio of net investment income to average net assets (%)                    5.33        5.33       4.59        4.92        5.52

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)      --          --         --          --         .15

 Portfolio turnover rate (%)                                                43.15       41.96     158.10       64.58       72.08
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                     22,822      18,030     15,953      11,862      10,136

(1)  EFFECTIVE AUGUST 7, 1997, INSTITUTIONAL SHARES WERE REDESIGNATED AS INVESTOR SHARES.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

                                                   Financial Highlights       15



FINANCIAL HIGHLIGHTS -- INCOME PORTFOLIO (CONTINUED)

                                                                                        YEAR ENDED SEPTEMBER 30,
 RESTRICTED SHARES                                                         2001        2000       1999        1998       1997(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                       13.41       13.55      13.78       14.04       13.42

 Investment operations:  Investment income -- net                           .73(2)      .74(2)     .65(2)        .61         .71

                         Net realized and unrealized gain
                         (loss) on investments                              (.45)         .13        .11         .57         .99

 Total from investment operations                                             .28         .87        .76        1.18        1.70

 Distributions:          Dividends from investment income -- net            (.70)       (.63)      (.66)       (.73)       (.65)

                         Dividends from net realized gain
                         on investments                                        --       (.38)      (.33)       (.71)       (.43)

 Total distributions                                                        (.70)      (1.01)      (.99)      (1.44)      (1.08)

 Net asset value, end of period                                             12.99       13.41      13.55       13.78       14.04

 Total return (%)                                                            2.23        6.74       5.66        9.14       13.50
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                  .74         .76        .79         .88         .68

 Ratio of net investment income to average net assets (%)                    5.62        5.64       4.84        5.15        5.87

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)      --          --         --          --         .14

 Portfolio turnover rate (%)                                                43.15       41.96     158.10       64.58       72.08
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                     71,929      56,461     45,221      40,582      22,727

(1)  EFFECTIVE AUGUST 7, 1997, RETAIL SHARES WERE REDESIGNATED AS RESTRICTED SHARES.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



16



FINANCIAL HIGHLIGHTS

Growth and Income Portfolio


The following two tables describe the performance of each share class of the Growth and Income Portfolio for the fiscal periods indicated. "Total return" shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young
LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.


                                                                                       YEAR ENDED SEPTEMBER 30,
 INVESTOR SHARES                                                           2001        2000       1999        1998       1997(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                       17.90       18.43      17.10       19.05       15.43

 Investment operations:  Investment income -- net                           .49(2)      .74(2)     .45(2)      .72(2)      .57(2)

                         Net realized and unrealized gain
                         (loss) on investments                             (2.60)         .51       1.92         .28        3.36

 Total from investment operations                                          (2.11)        1.25       2.37        1.00        3.93

 Distributions:          Dividends from investment income -- net            (.71)       (.59)      (.59)       (.61)          --

                         Dividends from net realized gain
                         on investments                                     (.24)      (1.19)      (.45)      (2.34)       (.31)

 Total distributions                                                        (.95)      (1.78)     (1.04)      (2.95)       (.31)

 Net asset value, end of period                                             14.84       17.90      18.43       17.10       19.05

 Total return (%)                                                         (12.35)        7.16      14.17        6.04       25.85
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                 1.13        1.15       1.35        1.08        1.00

 Ratio of net investment income to average net assets (%)                    2.88        4.14       3.37        3.81        3.58

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)      --          --        .06          --         .05

 Portfolio turnover rate (%)                                                86.48       87.49     142.50       76.78      107.85
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                    150,740      73,616     68,839       3,976         683

(1)  EFFECTIVE AUGUST 7, 1997, INSTITUTIONAL SHARES WERE REDESIGNATED AS INVESTOR SHARES.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

                                                      Financial Highlights    17





FINANCIAL HIGHLIGHTS -- GROWTH AND INCOME PORTFOLIO (CONTINUED)

                                                                                       YEAR ENDED SEPTEMBER 30,
 RESTRICTED SHARES                                                         2001        2000       1999        1998       1997(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                       17.15       17.71      16.46       18.43       15.34

 Investment operations:  Investment income -- net                           .53(2)      .76(2)     .64(2)        .70         .58

                         Net realized and unrealized gain
                         (loss) on investments                             (2.51)         .48       1.69         .30        3.16

 Total from investment operations                                          (1.98)        1.24       2.33        1.00        3.74

 Distributions:          Dividends from investment income -- net            (.76)       (.61)      (.63)       (.63)       (.34)

                         Dividends from net realized gain
                         on investments                                     (.24)      (1.19)      (.45)      (2.34)       (.31)

 Total distributions                                                       (1.00)      (1.80)     (1.08)      (2.97)       (.65)

 Net asset value, end of period                                             14.17       17.15      17.71       16.46       18.43

 Total return (%)                                                         (12.07)        7.39      14.51        6.28       25.22
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                  .84         .86        .84         .84         .78

 Ratio of net investment income to average net assets (%)                    3.40        4.43       3.65        4.06        3.52

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)      --          --        .01          --         .06

 Portfolio turnover rate (%)                                                86.48       87.49     142.50       76.78      107.85
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                    197,503     212,582    204,096     186,397     172,705

(1)  EFFECTIVE AUGUST 7, 1997, RETAIL SHARES WERE REDESIGNATED AS RESTRICTED SHARES.(

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


18


FINANCIAL HIGHLIGHTS

Growth Portfolio


The following two tables describe the performance of each share class of the Growth Portfolio for the fiscal periods indicated. "Total return" shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.


                                                                                       YEAR ENDED SEPTEMBER 30,
 INVESTOR SHARES                                                           2001        2000       1999        1998       1997(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                       17.84       18.52      15.93       20.50       16.58

 Investment operations:  Investment income -- net                           .25(2)      .60(2)     .39(2)      .44(2)        .62

                         Net realized and unrealized gain
                         (loss) on investments                             (4.55)        1.00       3.25         .03        4.68

 Total from investment operations                                          (4.30)        1.60       3.64         .47        5.30

 Distributions:          Dividends from investment income -- net            (.58)       (.43)      (.34)       (.46)       (.26)

                         Dividends from net realized gain
                         on investments                                     (.50)      (1.85)      (.71)      (4.58)      (1.12)

 Total distributions                                                       (1.08)      (2.28)     (1.05)      (5.04)      (1.38)

 Net asset value, end of period                                             12.46       17.84      18.52       15.93       20.50

 Total return (%)                                                         (25.36)        8.85      23.50        2.97       34.32
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                 1.20        1.15       1.24        1.18        1.06

 Ratio of net investment income to average net assets (%)                    1.66        3.38       2.14        2.65        2.05

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)      --          --         --          --         .27

 Portfolio turnover rate (%)                                               108.86       97.16      95.42       89.23      118.49
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                     19,778      22,067      9,656       3,746       8,662

(1)  EFFECTIVE AUGUST 7, 1997, INSTITUTIONAL SHARES WERE REDESIGNATED AS INVESTOR SHARES.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

                                                       Financial Highlights   19




FINANCIAL HIGHLIGHTS -- GROWTH PORTFOLIO (CONTINUED)

                                                                                        YEAR ENDED SEPTEMBER 30,
 RESTRICTED SHARES                                                         2001        2000       1999        1998       1997(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                       17.78       18.47      15.89       20.52       16.59

 Investment operations:  Investment income -- net                           .30(2)      .64(2)     .42(2)        .52         .41

                         Net realized and unrealized gain
                         (loss) on investments                             (4.54)         .99       3.27       (.02)        4.94

 Total from investment operations                                          (4.24)        1.63       3.69         .50        5.35

 Distributions:          Dividends from investment income -- net            (.63)       (.47)      (.40)       (.55)       (.30)

                         Dividends from net realized gain
                         on investments                                     (.50)      (1.85)      (.71)      (4.58)      (1.12)

 Total distributions                                                       (1.13)      (2.32)     (1.11)      (5.13)      (1.42)

 Net asset value, end of period                                           (12.41)       17.78      18.47       15.89       20.52

 Total return (%)                                                         (25.20)        9.13      23.93        3.17       34.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                  .93         .89        .96         .94         .83

 Ratio of net investment income to average net assets (%)                    1.96        3.56       2.33        2.84        2.38

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)      --          --         --          --         .20

 Portfolio turnover rate (%)                                               108.86       97.16      95.42       89.23      118.49
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                     76,712      90,858     78,554      56,431      46,960

(1)  EFFECTIVE AUGUST 7, 1997, RETAIL SHARES WERE REDESIGNATED AS RESTRICTED SHARES.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


20


Your Investment

ACCOUNT POLICIES

Buying shares

EACH PORTFOLIO OFFERS TWO SHARE CLASSES -- Investor shares and Restricted shares. Investor shares are offered to any investor. Restricted shares are sold primarily to clients of certain financial institutions that have selling agreements with the fund's distributor or that provide sub-accounting or recordkeeping. YOU PAY NO SALES CHARGES to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:
00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $2,500             $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM


EDUCATION SAVINGS                  $500               NO MINIMUM
ACCOUNTS                                              AFTER THE FIRST YEAR


DREYFUS AUTOMATIC                  $100               $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.


Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.



Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

*    the  fund  will  not  process  wire,   telephone  or  Dreyfus  TeleTransfer
     redemption requests for up to eight business day following the purchase of those share

--------------------------------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                  Minimum               Maximum
--------------------------------------------------------------------------------

CHECK                    NO MINIMUM            $250,000 PER DAY

WIRE                     $1,000                $500,000 FOR JOINT ACCOUNTS
                                               EVERY 30 DAYS

DREYFUS                  $500                  $500,000 FOR JOINT ACCOUNTS
TELETRANSFER                                   EVERY 30 DAYS

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more also must be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.


       21





ACCOUNT POLICIES (CONTINUED)

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).



Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.


The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; accounts opened through a financial institution.


If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.




DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions


Type of                  Tax rate for               Tax rate for
distribution             10% or 15% bracket         27% bracket or above


--------------------------------------------------------------------------------

INCOME                   ORDINARY                   ORDINARY
DIVIDENDS                INCOME RATE                INCOME RATE

SHORT-TERM               ORDINARY                   ORDINARY
CAPITAL GAINS            INCOME RATE                INCOME RATE

LONG-TERM
CAPITAL GAINS            8%/10%                     18%/20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.


The table above also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 27% or above tax bracket, purchased after December 31, 2000.


22





SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                one Dreyfus fund into another
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              one Dreyfus fund into another.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds.


Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

Dreyfus Express(SM) voice-activated account access


YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561. Certain requests may require the services of a representative.




Retirement plans


Dreyfus offers a variety of retirement plans, including traditional and Roth IRAs, and Education Savings Accounts. Here's where you call for information:

* for traditional, rollover and Roth IRAs, and Education Savings Accounts, call 1-800-645-6561


*    for  SEP-IRAs,   Keogh   accounts,   401(k)  and  403(b)   accounts,   call
     1-800-358-0910



Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

Your Investment       23




INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

Complete the application.

Mail your application and a check to:
The Dreyfus Family of Funds
P.O. Box 9299, Boston, MA 02205-8553


           By Telephone

WIRE  Have your bank send your
investment to The Bank of New York,
with these instructions:
   * ABA# 021000018
   * DDA# 8900251786 Income Portfolio
   * DDA# 8900118253 Growth and Income Portfolio
   * DDA# 8900251794 Growth Portfolio
   * your Social Security or tax ID number
   * name(s) of investor(s)

   Call us to obtain an account number. Return your application.


          Automatically

WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic
service(s) you want. Return your
application with your investment.

WITHOUT ANY INITIAL INVESTMENT  Check
the Dreyfus Step Program option on your
application. Return your application,
then complete the additional materials
when they are sent to you.



            Via the Internet

COMPUTER  Visit the Dreyfus Web site
http://www.dreyfus.com and follow the
instructions to download an account
application.







TO ADD TO AN ACCOUNT

          In Writing

Fill out an investment slip, and write
your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105, Newark, NJ 07101-0105

          By Telephone

WIRE Have your bank send your investment to The Bank of New York, with these instructions:
* ABA# 021000018
* DDA# 8900251786 Income Portfolio
* DDA# 8900118253 Growth and Income Portfolio
* DDA# 8900251794 Growth Portfolio
* your account number
* name(s) of investor(s)

ELECTRONIC CHECK  Same as wire, but insert
"1111" before your account number.

DREYFUS TELETRANSFER  Request Dreyfus
TeleTransfer on your application. Call us to request your transaction.

          Automatically

ALL SERVICES  Call us to request a form
to add any automatic investing service
(see "Services for Fund Investors").
Complete and return the forms along with any other required materials.





TO SELL SHARES

          In Writing

Write a letter of instruction that includes:
* your name(s) and signature(s)
* your account number
* the fund name
* the dollar amount you want to sell
* how and where to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Account
Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9263, Boston, MA 02205-8501

          By Telephone

WIRE  Be sure the fund has your bank
account information on file. Call us to
request your transaction. Proceeds will
be wired to your bank.

DREYFUS TELETRANSFER  Be sure the fund
has your bank account information on
file. Call us to request your transaction.
Proceeds will be sent to your bank by
electronic check.

CHECK  Call us to request your transaction.
 A check will be sent to the address
of record.

          Automatically

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.




Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.




To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

THE DREYFUS FAMILY OF FUNDS

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

24






INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:
The Dreyfus Trust Company, Custodian
P.O. Box 9552, Boston, MA 02205-8568


          By Telephone
          ___________



          Automatically

WITHOUT ANY INITIAL INVESTMENT  Call us
to request a Dreyfus Step Program form.
Complete and return the form along with
your application.


            Via the Internet

COMPUTER  Visit the Dreyfus Web site
http://www.dreyfus.com and follow the
instructions to download an account
application.


TO ADD TO AN ACCOUNT

          In Writing

Fill out an investment slip, and write
your account number on your check.
Indicate the year the contribution is for.

Mail in the slip and the check (see "To
Open an Account" at left).

          By Telephone

WIRE Have your bank send your investment to The Bank of New York, with these instructions:
* ABA# 021000018
* DDA# 8900251786 Income Portfolio
* DDA# 8900118253 Growth and Income Portfolio
* DDA# 8900251794 Growth Portfolio
* your account number
* name of investor
* the contribution year

ELECTRONIC CHECK  Same as wire, but insert
"1111" before your account number.

TELEPHONE CONTRIBUTION  Call to request
us to move money from a regular Dreyfus
account to an IRA (both accounts must be held in the same shareholder name).

          Automatically

ALL SERVICES  Call us to request a form
to add an automatic investing service
(see "Services for Fund Investors").
Complete and return the form along with
any other required materials.

All contributions will count as current year.




TO SELL SHARES

          In Writing

Write a letter of instruction that includes:
* your name and signature
* your account number
* the fund name
* the dollar amount you want to sell
* how and where to send the proceeds
* whether the distribution is qualified or premature
* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other
documentation, if required (see "Account
Policies - Selling Shares").

Mail in your request (see "To Open an
Account" at left).


        ________


          Automatically

SYSTEMATIC WITHDRAWAL PLAN  Call us to
request instructions to establish the plan.






Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.



To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

THE DREYFUS TRUST COMPANY, CUSTODIAN

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

                                                        Your Investment       25







For More Information



Dreyfus LifeTime Portfolios, Inc.
--------------------------------------
SEC file number:  811-7878



More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each portfolio's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected each portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

   SEC http://www.sec.gov

   DREYFUS http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation
DRPP0602

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